UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2025

Rithm Capital Corp.
(Exact name of registrant as specified in its charter)

001-35777	Delaware	45-3449660
(Commission File Number)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

799 Broadway New York New York	10003
(Address of principal executive offices)	(Zip Code)

(212) 850-7770
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	RITM	New York Stock Exchange
7.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR A	New York Stock Exchange
7.125% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR B	New York Stock Exchange
6.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR C	New York Stock Exchange
7.00% Fixed-Rate Reset Series D Cumulative Redeemable Preferred Stock	RITM PR D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 22, 2025, the Company entered into a Distribution Agreement, dated September 22, 2025 (the “Distribution Agreement”), among the Company and BofA Securities, Inc., Barclays Capital Inc., BTIG, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Nomura Securities International, Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC to sell shares of Common Stock (the “ATM Shares”) having an aggregate offering price of up to $750 million, from time to time, through an “at-the-market” equity offering program (the “ATM Program”).

The ATM Shares will be offered and sold pursuant to the Company’s Registration Statement on file with the SEC.  The Company filed a prospectus supplement, dated September 22, 2025, with the SEC in connection with the offer, issuance and sale of the ATM Shares (the “ATM Prospectus Supplement”).

The foregoing description of the Distribution Agreement is a summary and is qualified in its entirety by reference to the full text of the Distribution Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The Company is also filing this Current Report on Form 8-K to provide a legal opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, regarding the legality of the securities covered by the ATM Prospectus Supplement, which opinion is attached hereto as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being filed herewith:

No.	Description
1.1	Distribution Agreement, dated September 22, 2025, by and among the Company and the sales agents party thereto.
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the ATM Prospectus Supplement.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITHM CAPITAL CORP. (Registrant)

/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer and Chief Accounting Officer
Date: September 22, 2025